UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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THE TAIWAN FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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THE TAIWAN FUND, INC.

c/o State Street Bank and Trust Company,
P.O. Box 5049, 2 Avenue de Lafayette,
Boston, Massachusetts 02206-5049
For questions about the Proxy Statement, please call (877) 864-5056

January 25, 2012

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) to be held on February 23, 2012.

The matters on which you, as a stockholder of the Fund, are being asked to vote are: (1) the election of the Fund’s directors; and (2) the approval of the proposed Investment Advisory and Management Agreement between the Fund and Martin Currie, Inc. (“Martin Currie”) and the proposed Sub-Advisory Agreement between Martin Currie and APS Asset Management Pte Ltd (“APS”) (collectively, the “Proposed Agreements”).

After reviewing each matter carefully, the Board of Directors recommends that you vote FOR each of the proposals.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL AND CAST YOUR VOTE BY TELEPHONE, BY INTERNET OR BY USING THE ENCLOSED FORM OF PROXY CARD. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE THE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Respectfully,

Tracie A. Coop
Secretary

TABLE OF CONTENTS

Notice of the Annual Meeting of Stockholders
PROXY STATEMENT
IMPORTANT INFORMATION
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- APPROVAL OF PROPOSED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT
GENERAL INFORMATION
THE TAIWAN FUND, INC.

Notice of the Annual Meeting of Stockholders
February 23, 2012

To the Stockholders of The Taiwan Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on February 23, 2012 at 10:30 a.m., local time, for the following purposes:

(1) To elect five directors to serve for the ensuing year.

(2) To approve the proposed Investment Advisory and Management Agreement between the Fund and Martin Currie, Inc. (“Martin Currie”) and the proposed Sub-Advisory Agreement between Martin Currie and APS Asset Management Pte Ltd (“APS”) (collectively, the “Proposed Agreements”).

(3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 19, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy and returning it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON FEBRUARY 23, 2012: This Notice and the Proxy Statement are available on the Internet at www.edocumentview.com/TWN.

By order of the Board of Directors

Tracie A. Coop
Secretary

January 25, 2012

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Taiwan Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on February 23, 2012 at 10:30 a.m., local time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about January 25, 2012. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by telephone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of directors and for the proposed Investment Advisory and Management Agreement between the Fund and Martin Currie, Inc. (“Martin Currie”) and the proposed Sub-Advisory Agreement between Martin Currie and APS Asset Management Pte Ltd (“APS”) (collectively, the “Proposed Agreements”), as described in this Proxy Statement.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposals 1 and 2 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1 and will have the effect of a vote to disapprove Proposal 2.

The Board of Directors has fixed the close of business on January 19, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 18,576,090 shares of common stock.

Management of the Fund knows of no business other than those mentioned in Proposals 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2011 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049, Attention: Monique Labbe, or by accessing the Fund’s website at www.thetaiwanfund.com or by calling (877) 864-5056.

IMPORTANT INFORMATION

This Proxy Statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (877) 864-5056 or by accessing

www.edocumentview.com/TWN. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. To obtain directions to the Meeting, go to: www.cliffordchance.com, click on Locations and select United States from the drop down menu. Click on View Map to see a map of the location. You may also obtain directions by calling 1-212-878-8000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the five nominees listed below as directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend. None of the directors is an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”)).

Information Concerning Nominees

The following table sets forth certain information concerning each of the nominees as a director, each of whom is currently serving as a director of the Fund.*

			Principal
			Occupation(s)	Other
	Position(s)		or Employment	Directorships
	Held with	Director	During Past Five	in Publicly-Held
Name, Address, and Age	Fund	Since	Years	Companies or Funds

Current Independent Directors
M. Christopher Canavan, Jr. (72) 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-2010).	Director and Chairman of the Audit Committee, Bruker Corp. (2001-2006).
Michael F. Holland (67) 375 Park Avenue, New York, New York 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc. and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust; Blackstone GSO Floating Rate Fund, Inc.
Anthony Kai Yiu Lo (63) 2/F, Hong Villa 12 Bowen Street, Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present).	Independent Non-Executive Director and Chairman of the Audit Committee, Mecox Lane Limited (October 2010-present); Director, Bosera China Fund plc (October 2010-present).

*	Harvey Chang is currently a Director of the Fund but is not standing for re-election.

			Principal
			Occupation(s)	Other
	Position(s)		or Employment	Directorships
	Held with	Director	During Past Five	in Publicly-Held
Name, Address, and Age	Fund	Since	Years	Companies or Funds

Joe O. Rogers, Ph.D. (63) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	President, Rogers International LLC (investment consultation)(2010-present); Visiting Professor Fudan University School of Management (August 2010-2011).	Director and Member of the Audit Committee, The China Fund, Inc.
Bing Shen (62) 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present).	Supervisor and Chairman of the Audit Committee, CTCI Corporation; Director, Delta Networks, Inc., Independent Director, Far Eastern International Bank.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is currently composed of six Independent Directors and one of the Independent Directors serves as Chairman of the Board. Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the extensive experience of each Director with the Fund and the nature of the Fund.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and, with respect to the Independent Directors, a demonstrated willingness to take an independent and questioning view of management. As a result of his substantial prior service as a Director of the Fund and, in several cases, as a director of other investment companies, each Director currently also has considerable familiarity with the Fund, Martin Currie (the “Adviser”) and State Street Bank and Trust Company (the “Administrator”), and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company directors. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this proxy statement, that each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out of the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

M. Christopher Canavan, Jr.  Mr. Canavan is currently the Chairman of the Audit Committee and has served as a Director of the Fund since 2003. He has provided financial accounting, auditing and consulting services for over 40 years. Mr. Canavan’s experience includes over 27 years of service as a partner in PricewaterhouseCoopers, LLP and its predecessor firms, and over 10 years of service as an independent consultant providing financial consulting services.

Michael F. Holland.  Mr. Holland has served as a Director of the Fund since 2007. He has worked in the investment management industry for over 40 years. Mr. Holland’s experience includes service as the Chairman of Holland & Company (an investment management company), which he founded in 1995, and as the chief executive officer, chairman or vice chairman of other major U.S. asset management firms including Salomon Brothers Asset Management, First Boston Asset Management and Oppenheimer & Co., Inc. He is a regular guest on several financial television programs and is regularly quoted in leading financial publications. Mr. Holland also serves on the boards of other charitable and listed companies.

Anthony Kai Yiu Lo.  Mr. Lo has served as a Director of the Fund since 2003. He has worked in the investment management and investment banking industry for over 30 years. Mr. Lo’s experience includes service as the founding Chairman and Co-CEO of Shanghai Century Acquisition Corporations, which was listed on the American Stock Exchange. His experience also includes his role as founder of Advantage Limited and Suez Asia Capital Management Co. Ltd. and his service as a managing director of ABN Amro Asia Ltd., HG Asia Ltd. and Schroders Asia Ltd. Mr. Lo also serves on the boards and audit committees of other companies publicly listed in Hong Kong and on the NASDAQ.

Joe O. Rogers.  Mr. Rogers has served as a Director of the Fund since the Fund’s inception in 1986. He has provided business and investment consulting services for over 30 years. Mr. Roger’s experience includes service as the president, vice president or partner in business and investment consulting firms including Rogers International LLC, PHH Asia Corporation and PHH Fantus Consulting. He served as the U.S. Ambassador to the Asian Development Bank under President Ronald Regan. Mr. Rogers also served the U.S. House of Representatives in various capacities including Executive Director and International Relations Counselor of the Republican Conference and served as the chief economist and budget advisor to Senator William Armstrong. He has also lectured on economics and finance at various U.S. based and internationally based universities and served as a Visiting Professor of Finance at Fudan University in Shanghai. Mr. Rogers also serves on the boards of other listed companies.

Bing Shen.  Mr. Shen has served as a Director of the Fund since 2007. He has worked in financial services, including investment management, since 1973. Mr. Shen’s experience includes his service as Supervisor and Chairman of the Audit Committee of CTCI Corporation, an engineering and construction company listed on the Taiwan Stock Exchange, and a Special Observer of the Oversight Committee of DynaFund, a venture capital fund. His experience also includes his service at the World Bank, International Finance Corporation, and executive positions at Morgan Stanley Group, China Development Industrial Bank and CBID & Partners Investment Holding Corporation. He also serves on the boards of other listed and private companies.

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter, which is posted on the Fund’s website (www.the taiwanfund.com). The current members of the Audit Committee are Messrs. Canavan, Holland, Lo, Rogers and Shen. The Audit Committee convened five times during the fiscal year ended August 31, 2011.

The Fund’s Board of Directors has determined that the Fund has at least one audit committee financial expert. Mr. M. Christopher Canavan, Jr., an independent director, is the Fund’s audit committee financial expert.

The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Fund’s Nominating Committee is composed of directors who are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Nominating Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). Currently, the Nominating Committee does not consider nominees recommended by the stockholders. The Nominating Committee believes that it is not necessary to have such a policy because the Board has had no difficulty identifying qualified candidates to serve as directors. The Nominating Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s advisers and other principal service providers. The Nominating Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”) to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The current members of the Nominating Committee are Messrs. Chang, Canavan, Lo and Shen. The Nominating Committee convened twice during the fiscal year ended August 31, 2011.

The Fund’s Board of Directors has a Fair Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The Fund’s Fair Valuation Committee is composed of directors who are not interested persons of the Fund as well as certain employees of the Fund’s Adviser, Martin Currie. The current Directors who are members of the Fair Valuation Committee are Messrs. Holland, Lo and Rogers. The Fair Valuation Committee met once during the fiscal year ended August 31, 2011.

The Fund’s Board of Directors has an Investment Management Oversight Committee which is responsible for overseeing and evaluating the nature and quality of the investment services provided to the Fund by the Adviser and Sub-Adviser in order to assist the Board in overseeing the investment services being provided to the Fund by the Adviser and Sub-Adviser. The current members of the Investment Management Oversight Committee are Messrs. Chang and Shen. The Investment Management Oversight Committee convened four times during the fiscal year ended August 31, 2011.

The Fund’s Board of Directors has a Share Repurchase Program Committee which is responsible for overseeing and evaluating the Fund’s program to repurchase its shares on the market. The current members of the Share Repurchase Program Committee are Messrs. Rogers, Holland and Shen. The Share Repurchase Program Committee did not meet during the fiscal year ended August 31, 2011.

The Board of Directors of the Fund held five regular meetings and three special meetings during the fiscal year ended August 31, 2011. For the fiscal year ended August 31, 2011, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he or she served.

For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, all of the Directors attended the meeting.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third party service providers, such as the Adviser, APS (the “Sub-Adviser”) and Administrator. The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, the Sub-Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Sub-Adviser, the Fund’s Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory and Sub-Advisory Agreements, the Board meets with the Adviser and the Sub-Adviser to review the services provided. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Adviser and the Sub-Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by the current directors. Each of the current directors, except Harvey Chang, are also nominees for election as director.

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or
to be Overseen by
Director or Nominee in
	Dollar Range of Equity	Family of Investment
Name of Director or Nominee	Securities in the Fund	Companies†

Current Directors/Nominees
Harvey Chang*	None	None
M. Christopher Canavan, Jr.	$1-$10,000	$1-$10,000
Michael F. Holland	$10,001-$50,000	$10,001-$50,000
Anthony Kai Yiu Lo	None	None
Joe O. Rogers	$50,001-$100,000	$50,001-$100,000
Bing Shen	None	None

*	Mr. Chang is not standing for re-election as a director.

†	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Family of Investment Companies.

No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser or the Sub-Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Sub- Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser or the Sub-Adviser was $320,000 during the fiscal year ended August 31, 2011. The Fund currently pays each director that is not affiliated with the Adviser or Sub-Adviser an annual fee of $20,000 plus $2,500 for each directors’ meeting and committee meeting attended in person, and $2,500 for each meeting attended by telephone other than the Investment Management Oversight Committee Meetings for which no compensation was received.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2011, as well as the total compensation earned by each director from the Fund Complex.

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and Fund
	Compensation	As Part of Fund	Benefits Upon	Complex Paid to
Name of Person	From Fund(1)	Expenses	Retirement	Directors(2)

M. Christopher Canavan, Jr.	$57,500	—	—	$57,500
Harvey Chang(3)	$37,500	—	—	$37,500
Michael F. Holland	$55,000	—	—	$55,000
Anthony Kai Yiu Lo	$57,500	—	—	$57,500
Joe O. Rogers	$55,000	—	—	$55,000
Bing Shen	$57,500	—	—	$57,500

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There is one fund in the Fund Complex.

(3)	Mr. Chang is not standing for re-election as a director.

Required Vote

The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld will have no effect on the outcome of the elections.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES FOR DIRECTORS.

PROPOSAL 2 — APPROVAL OF PROPOSED INVESTMENT ADVISORY
AND MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

In July 2011, in anticipation of a change in the personnel at Martin Currie, Inc. (“Martin Currie”) who were managing the Fund’s portfolio (the “Former Portfolio Managers”) the Board of Directors of the Fund (the “Board”), all of whom are Independent Directors, determined that it would be appropriate for the Board to review the arrangements for the management of the Fund’s assets and consider engaging a different investment adviser for the Fund. On November 9, 2011, the change in personnel occurred and the Fund entered into interim arrangements with Martin Currie and APS Asset Management Pte Ltd (“APS”) to manage the Fund’s portfolio until the Board could complete its review of various options and permanent management arrangements could be put in place. As further described below in January 2012, the Board completed its review of potential candidates for investment adviser and approved the Proposed Agreements under which Martin Currie will continue to act as the investment adviser, and APS as the sub-adviser, to the Fund.

On January 5, 2012, the Board of Directors, all of whom are Independent Directors, voted to approve and recommend to shareholders the approval of the proposed Investment Advisory and Management Agreement between the Fund and Martin Currie, Inc. (“Martin Currie”) (the “Proposed Advisory Agreement”) and the proposed Sub-Advisory Agreement between Martin Currie and APS Asset Management Pte Ltd (“APS”) (the “Proposed Sub-Advisory Agreement” and collectively, the “Proposed Agreements”). The Proposed Agreements, if approved, will replace the interim Investment Advisory and Management Agreement dated November 9, 2011 between the Fund and Martin Currie, Inc. and the interim Sub-Advisory Agreement dated November 10, 2011 between Martin Currie, Inc. and APS (collectively, the “Current Agreements”). The Current Agreements were not approved by the stockholders of the Fund. The Current Agreements replaced a previous Investment Advisory and Management Agreement (the “Previous Agreement”) with Martin Currie dated May 8, 2010, which was approved by the stockholders of the Fund on April 26, 2010. The Previous Agreement was terminated on November 9, 2011 upon Martin Currie’s delegation of management of the Fund’s portfolio to APS. The terms of the Current Agreements are substantially similar to the terms under the Previous Agreement, except that the Current Agreements contemplate investment management activities by both Martin Currie and APS, and the Current Agreements will terminate within 150 days of execution while the Previous Agreement was required to be reviewed and re-approved by the Board once a year, after the initial two year term.

The Proposed Agreements provide for Martin Currie and APS to provide substantially the same investment advisory and management services as each of them provides under the Current Agreements. Martin Currie’s and APS’ duties under the Proposed Agreements include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Fund’s Board of Directors. Under the Current Agreements and the Proposed Agreements, Martin Currie is responsible for overseeing the portfolio management services provided by APS and APS is responsible for determining the portfolio investments made on behalf of the Fund on a day-to-day basis.

Under both the Proposed Agreements and the Current Agreements, the Fund bears expenses for legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration (except as may be expressly provided otherwise); expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings. Under the Proposed Agreements, as is the case under the Current Agreements, each of Martin Currie and APS bear all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Fund, as specifically provided above. Each of Martin Currie and APS also would pay the salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of such of the Fund’s directors who are managers, members, officers or employees of Martin Currie or APS or any of their affiliates, provided, however, that the Fund, and not Martin Currie or APS, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are managers, members, officers or employees of Martin Currie or APS to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof, and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

The Proposed Agreements may be terminated at any time, without payment of penalty by Martin Currie, by APS, or by the Fund acting pursuant to a vote of the Board of Directors or by a vote of a majority of the Fund’s outstanding securities (as defined in the 1940 Act) upon sixty (60) days’ written notice, and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by Martin Currie or APS. The Proposed Agreements will also terminate (i) automatically if Martin Currie ceases to be authorized and regulated by the Financial Services Authority of the United Kingdom (the “FSA”) or any successor organization or (ii) upon proper notice if the Martin Currie is required to terminate the Proposed Agreements on the FSA’s instructions.

If approved by stockholders, each of the Proposed Agreements would remain in effect for an initial period of two years from the date it becomes effective. Thereafter, the Proposed Agreements would continue in effect from year to year if their continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Directors as a whole or a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act.

Fee Provisions of the Proposed Agreements

Under the terms of the Current Agreements, Martin Currie is entitled to receive fees for its services, computed daily and payable monthly in US dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million. From that fee, Martin Currie is responsible for the payment of the fee to APS. APS is entitled to receive fees for its services, computed daily and payable monthly in US dollars, at the annual rate of 0.45% on the first $150 million in total net assets under management, 0.40% on the next $150 million in total net assets under management and 0.35% on total net assets under management over $300 million.

Under the terms of the Proposed Agreements, Martin Currie is entitled to receive the same fee rate payable under the Current Agreements. Under the Proposed Agreements, APS is entitled to receive fees at the annual rate of 0.50% on the total net assets under management.

For the fiscal year ended August 31, 2011, the aggregate amount of advisory fees paid by the Fund was $3,028,421. Had the Proposed Agreements been in place for the fiscal year ended August 31, 2011, the fees paid by the Fund would have been the same.

There were no additional payments made to Martin Currie or APS by the Fund for the fiscal year ended August 31, 2011.

The Factors Considered by The Board of Directors Regarding the Proposed Agreements

The Board was asked to approve the Proposed Agreements with substantially the same terms and conditions as the Current Agreements, with the exception of the fee rate payable to APS, as described above, and the termination provision. The Current Agreements will expire within 150 days from the date of execution while the Proposed Agreements are legally required to be reviewed and re-approved by the Board once a year, after their initial two year terms. In being asked to approve the Proposed Agreements, the Board was assured by Martin Currie and APS that the Fund would continue to be managed in substantially the same manner under the Proposed Agreements as under the Current Agreements.

Approval Process

At its meeting on July 29, 2011, in anticipation of a change in the personnel at Martin Currie who were managing the Fund’s portfolio (the “Former Portfolio Managers”) the Board of Directors of the Fund (the “Board”), all of whom are Independent Directors, determined that it would be appropriate for the Board to review the arrangements for the management of the Fund’s assets and consider engaging a different investment adviser for the Fund. At that time, the Board appointed a committee (the “Committee”) to oversee the process of reviewing alternative investment advisers. The Committee retained a consultant to assist the Committee in identifying appropriate candidates to serve as investment adviser for the Fund and in preparing a request for proposal to be sent to the candidates. Initially, six candidates were identified, based on the Committee’s knowledge of candidates that had experience managing portfolios consisting of Taiwan equity securities and advice from the consultant. The consultant then evaluated the six candidates based on a number of factors and reported on its evaluation to the Board. After reviewing the consultant’s report,, the Board decided that three of those candidates (as well as the investment management firm established by the Former Portfolio Managers (collectively, the Candidates”) should make a presentation at the October 26, 2011 meeting of the Board of Directors. In advance of that meeting, the Directors discussed the consultant’s evaluation of the Candidates that it had reported on. In addition, the Fund’s Chief Compliance Officer reviewed information regarding the compliance programs of each of the Candidates. Throughout the process, the Board and the Committee were advised by counsel.

At the Board meeting on October 26, 2011, with all Directors present, each of the Candidates made a presentation to the Board and responded to questions from the Board. Following the presentations, the Board discussed the relative merits of each Candidate and determined that further information should be requested from the candidates. The Board determined that it would be appropriate to enter into interim arrangements with Martin Currie and APS while the Board continued to consider permanent arrangements for the management of the Fund. At the Board meeting on October 26, 2011, the Board approved the Current Agreements with Martin Currie and APS on an interim basis. At the Board meeting held on January 5, 2012, the Board concluded its review of potential candidates for investment adviser with the selection of Martin Currie and APS, approved the Proposed Agreements and agreed to submit the Proposed Agreements for approval by the Fund’s stockholders at the next annual stockholders meeting in February 2012.

In making this selection, the Board noted Martin Currie’s experience in providing services to the Fund and the approach of APS in providing investment management services, as well as APS’ superior performance record in providing those services. The Board also noted that the advisory fee agreed to by Martin Currie and APS compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the China region. The Board also considered the terms and conditions of the Proposed Agreements and the nature, scope and quality of services that Martin Currie and APS are expected to provide to the Fund, including compliance services. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser and Sub-Adviser.  The Board reviewed and considered the nature and extent of the investment management services to be provided by Martin Currie and APS under the Proposed Agreements. The Board also reviewed and considered the nature and extent of the non-investment management, administrative services to be provided by Martin Currie and APS under the Proposed Agreements. The Board determined that Martin Currie and APS appeared to be capable of providing the Fund with investment management and administrative services of above average quality.

Performance, Fees and Expenses of the Fund.  The Board noted that Martin Currie had only been providing services to the Fund for a short period and APS has been doing so for less than two months, therefore, that there were limitations on the Board’s ability to evaluate the performance of Martin Currie and APS in managing the Fund. Based, however, on the performance of Martin Currie and APS in managing other products, the Board concluded that there was reason to believe that Martin Currie and APS could achieve above average performance over the long term in managing the Fund. The Board also noted that other expenses of the Fund were not expected to increase as a result of the retention of Martin Currie and APS.

Economies of Scale.  The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Proposed Agreements declines as the Fund’s assets grow.

Other Benefits of the Relationship.  The Board considered whether there were other benefits that Martin Currie, APS and their affiliates may derive from their relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser and Sub-adviser.  The Board considered whether Martin Currie and APS are financially sound and have the resources necessary to perform their obligations under the Proposed Agreements, noting that each of Martin Currie and APS appear to have the financial resources necessary to fulfill its obligations under the Proposed Agreements.

General Conclusions.  After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreements. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Information About the Proposed Adviser

Martin Currie, the proposed adviser, was incorporated in New York in 1978 and registered as an investment adviser under the Investment Advisers Act of 1940. Martin Currie is part of the Martin Currie group which is an independent investment management business based in Edinburgh, Scotland managing US$9.3 billion (as of November 30, 2011) in specialist active equity portfolios for clients in Europe, North

America and Asia. The Martin Currie group has 243 employees worldwide and maintains six offices in five countries and territories. Martin Currie has over US$1 billion assets under management in Greater China and Taiwan. Martin Currie’s principal offices are located at Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, UK.

The following table sets forth certain information concerning the principal executive officer and each of the directors of Martin Currie.

	Position
	Held with		Principal
	Proposed		Occupation
Name/Address	Adviser	Since	or Employment

Willie Watt Saltire Court 20 Castle Terrace Edinburgh EH1 2ES Scotland United Kingdom	Director/President Chief Executive Officer	2001	Willie joined the Martin Currie group as chief executive in January 2001.
Jacqui Hughes Saltire Court 20 Castle Terrace Edinburgh EH1 2ES Scotland United Kingdom	Director Head of Asia Business Platform	2006	Formerly Martin Currie’s chief compliance officer, Jacqui took on the newly created role of head of the Martin Currie group’s Asian business platform in 2011. In this position, her responsibilities include development and oversight of the Martin Currie group’s Asian business activities.
Ralph Campbell Saltire Court 20 Castle Terrace Edinburgh EH1 2ES Scotland United Kingdom	Director/Vice President Director of Finance	2005	Ralph joined Martin Currie as director of finance in 2005 and was appointed to the main board of the Martin Currie group of companies that year.
James Fairweather Saltire Court 20 Castle Terrace Edinburgh EH1 2ES Scotland United Kingdom	Director/Vice President Head of Global Equities	1993	James was appointed a director of Martin Currie in 1987 and a main board director of the Martin Currie group of companies in 1997.
Jamie Sandison 1350 Avenue of the Americas Suite 3010 New York, NY10019	Director/Vice President North American Client Services and Sales	2004	Jamie joined Martin Currie in 2003. He moved to the US to head our New York office in 2005, having spent two years working from the company’s Edinburgh base as director of client services.
Christine Montgomery Saltire Court 20 Castle Terrace Edinburgh EH1 2ES Scotland United Kingdom	Director/Vice President Global Portfolio Manager	2009	Christine joined Martin Currie in 2009 as a director in the global team with responsibility for EAFE and ACWI ex US mandates.

	Position
	Held with		Principal
	Proposed		Occupation
Name/Address	Adviser	Since	or Employment

Andy Sowerby Saltire Court 20 Castle Terrace Edinburgh EH1 2ES Scotland United Kingdom	Director/Vice President Managing Director of Sales, Marketing and Client Service	2005	Andy joined Martin Currie in 2005 and was appointed to the executive and main board of the Martin Currie group of companies the same year. He has responsibility for sales, marketing and client service.
John Pickard Saltire Court 20 Castle Terrace Edinburgh EH1 2ES Scotland United Kingdom	Director/Vice President Head of Investment	2010	John joined Martin Currie as head of investment in 2010, assuming a position on the executive and the main board of the Martin Currie group of companies.

Information About the Proposed Sub-adviser

APS, the proposed sub-adviser, was incorporated in Singapore in 1980 and is registered as an investment adviser under the Investment Advisers Act of 1940. The firm’s principal office is located at 3 Anson Road, #23-01 Springleaf Tower, Singapore 079909. APS currently manages US$2.138 billion in active Asian equities. They manage US$700 million across Greater China equities (including Taiwan and China ‘A’ shares).

The following table sets forth certain information concerning the principal executive officer and each of the directors of APS.

Position
	Held with		Principal
	Proposed		Occupation
Name/Address	Sub-adviser	Since	or Employment

Wong Kok Hoi	Chairman and Chief Investment Officer	1995	Kok Hoi is APS Founder, Executive Chairman and Chief Investment Officer. He has 30 years of investment experience in Asian Pacific equity markets. Prior to the setting up of APS, Kok Hoi worked as Senior Investment Officer, Asia Pacific Equities Department, of the Government of Singapore Investment Corporation (GIC) from 1981 to 1985. He then joined Citicorp Investment Management HK as Vice-President and was promoted to CIO of Cititrust, Japan. Kok Hoi, a Japan Mombusho scholar, obtained his B. Commerce (Honors) degree from Hitotsubashi University. He also attended the Harvard University’s Investment Appraisal and Management Program and is a CFA Holder.

	Position
	Held with		Principal
	Proposed		Occupation
Name/Address	Sub-adviser	Since	or Employment

James Liu	Deputy Chairman and Deputy Chief Investment Officer	2008	James is the Deputy Chairman and Deputy CIO of APS, in charge of China and Greater China markets. He is also the CIO of APS’ affiliated China products. Prior to joining APS in January 1996, he was senior manager at Shanghai International Securities, the then largest stock broking firm and investment bank in China. He has 20 years of investment experience in Greater China markets and has successfully managed money over the last 10 years.
Lim Meng Tat	Chief Executive Officer	2010	Meng Tat is the Chief Executive Officer at APS. He has 24 years’ experience investment experience including previous roles at Russell Investment Group in Singapore, AXA, Standard Chartered Bank, ABN AMRO Asset Management (Singapore) and the Monetary Authority of Singapore. He has the following qualifications - Bachelor of Accountancy, National University of Singapore MBA, Henley Management College Brunel University (Standard Chartered scholarship), International Advisor Certificate (IIAC), UK Securities Institute.

	Position
	Held with		Principal
	Proposed		Occupation
Name/Address	Sub-adviser	Since	or Employment

Dr. Tan Kong Yam	Deputy Chairman	2010	Kong Yam is the Deputy Chairman of APS China Research Limited. He was a senior economist at the World Bank office in Beijing from June 2002 to June 2005. In 2004, he was a member of the World Bank expert group that advised the Chinese government on the eleventh five year plan, a long term strategic plan on economic policies. Prior to that, he was the chief economist of the Singapore government (1999-2002), Head, Department of Business Policy, Faculty of Business Administration at the National University of Singapore (NUS). Prior to joining NUS, he has worked at the Hoover Institution, World Bank, the Monetary Authority of Singapore, and was the Director of Research at the Ministry of Trade and Industry in Singapore. Dr. Tan is a graduate of Princeton (1975-79, class of 1931 scholar, Paul Volcker Thesis prize) and Stanford University (1980-83).
Dr. Lee Kong	Chief Operating Officer	2008	Lee Kong is Chief Operating Officer at APS. He has 25 years’ experience including previous experience with Barclays de Zoete Wedd Securities (Japan) Ltd. And Cititrust and Banking Corporation. He has a Doctor of Engineering from The University of Tokyo.
Lu Lan Fang	Chief Financial Officer	2010	Lan Fang is the Chief Financial Officer at APS. She has 21 years’ experience previously holding roles at the Stock Exchange of Hong Kong Ltd and DBS Vickers Securities Pte Ltd. Lan Fang has a Bachelor of Accountancy (Honours) degree from the University of Wales College of Cardiff, UK.

Position
	Held with		Principal
	Proposed		Occupation
Name/Address	Sub-adviser	Since	or Employment

Sim Poh Heng	Chief Compliance Officer	2011	Poh Heng is the Chief Compliance Officer at APS. He has 43 years’ experience. Poh Heng held previous roles with the Singapore Armed Forces, the Singapore Police Force, and the Internal Security Department and the Central Narcotics Bureau. He has a Bachelor of Arts (Hons) (Class II Upper) History degree from the University of Singapore and a Master of Arts (Public Administration) from the International Christian University, Japan.

It is anticipated that Wong Kok Hoi and James Liu will serve as the Fund’s portfolio managers.

Required Vote

The 1940 Act requires that an investment advisory contract between an investment company and an investment adviser be in writing, that such contact specify, among other things, the compensation payable to the adviser pursuant thereto and that such contracts be approved by the holders of a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act and discussed below.

Approval of the Proposed Agreements will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock. As defined in the 1940 Act, a “majority of the outstanding shares” means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the Proposed Agreements. If this proposal is not approved by stockholders, the Fund will continue under the Current Agreements while the Board of Directors considers other steps.

Forms of the Proposed Agreements are attached as Appendix A.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED AGREEMENTS BETWEEN THE FUND AND MARTIN CURRIE AND BETWEEN MARTIN CURRIE AND APS.

GENERAL INFORMATION

Officers of the Fund

The following table provides information concerning the officers of the Fund.

			Principal
	Position(s)		Occupation(s)
	Held with	Officer	or Employment
Name, Address, and Age	Fund	Since	During Past Five Years

*Jamie Skinner (50) Martin Currie Investment Management Limited Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland	President	2010	Director, Head of Client Services, Martin Currie Investment Management Limited (October 2004-present); President, The China Fund, Inc. (2009-present); President, Martin Currie Business Trust (2010-present).
Richard F. Cook, Jr. (60) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Employee of Foreside Fund Services, LLC (November 2005-January 2006); Director of Foreside Compliance Services, LLC (January 2006-present); Chief Compliance Officer, Guinness Atkinson Funds (November 2005-present); Chief Compliance Officer, Nomura Partners Funds, Inc. (April 2007-present); Managing Member of Northlake, LLC (2002-present).
Tracie A. Coop (35) State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116	Secretary	2010	Vice President and Senior Counsel, State Street Bank and Trust Company (2007-present); Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006-2007).
Cynthia Morse-Griffin (36) Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2010	Fund Principal Financial Officer, Foreside Management Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).

*	Officer is considered to be an “interested person” (as defined in the 1940 Act) of the Fund or of the Adviser.

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2011 with management, the Adviser and Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm (“Tait Weller”), and has discussed with Tait Weller the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications with Those Charged with Governance, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and letter from Tait Weller required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 (Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2011 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

M. Christopher Canavan, Jr., Chairman of the Audit Committee
Joe O. Rogers, Member of the Audit Committee
Anthony Kai Yiu Lo, Member of the Audit Committee
Michael F. Holland, Member of the Audit Committee
Bing Shen, Member of the Audit Committee

Independent Registered Public Accounting Firm

Tait Weller serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller are expected to be available via telephone at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

Audit Fees.  For the fiscal years ended August 31, 2011 and August 31, 2010, Tait Weller billed the Fund aggregate fees of US$57,700 and US$57,700, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees.  For the fiscal years ended August 31, 2011 and August 31, 2010, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,800, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s audit committee.

Tax Fees.  For the fiscal years ended August 31, 2011 and August 31, 2010, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees.  For the fiscal years ended August 31, 2011 and August 31, 2010, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2011 and August 31, 2010 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2011 and August 31, 2010, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

Tait Weller did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2011 and August 31, 2010.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of January 19, 2012.

	Name and Address of	Amount and Nature of	Percent
Title Of Class	Beneficial Owner	Beneficial Ownership	of Class

Common Stock	CEDE & CO FAST C/O Depository Trust Company P.O. Box 20 New York, New York 10004-9998	18,537,558	99.0%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such are Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

	Name and Address of	Amount and Nature of	Percent
Title Of Class	Beneficial Owner	Beneficial Ownership	of Class

Common Stock	City of London 77 Gracechurch Street, London EC3V OAS England	Has sole power to vote and dispose of 6,217,116 shares	33.40%
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote 4,124,894 shares and dispose of 4,130,894 shares	22.24%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Fund’s officers and directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to Section 12 of the Exchange Act, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Adviser. The Fund has retained The Altman

Group to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $48,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by February 23, 2012, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2013 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) not later than September 27, 2012. Any stockholder who desires to bring a proposal at the Fund’s 2013 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049), not before November 25, 2012 and not later than December 25, 2012.

By order of the Board of Directors,

Tracie A. Coop
Secretary

c/o State Street Bank and Trust Company
P.O. Box 5049
2 Avenue de Lafayette,
Boston, Massachusetts 02206-5049

January 25, 2012

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APPENDIX A

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

This Agreement, dated as of           , 2012, between THE TAIWAN FUND, INC., a corporation organized under the Delaware Laws of the United States with a registered office at c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, MA 02206-5409 (the “Fund”), and MARTIN CURRIE INC., a company incorporated in New York and registered as an investment adviser with the U.S. Securities and Exchange Commission and authorized and regulated by the Financial Services Authority of the United Kingdom, the regulator for financial services institutions in the United Kingdom (the “FSA”) (the “Investment Manager”).

The Fund is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), the shares of common stock of which are registered under the Securities Exchange Act of 1934 and listed on the New York Stock Exchange. The Fund’s investment objective is long-term capital appreciation through investment primarily in securities of Republic of China companies listed on the Taiwan Stock Exchange.

The Fund desires to retain the Investment Manager to provide investment management services with respect to the Fund’s assets, and the Investment Manager agrees to provide such services, based upon its professional investment judgment and within the scope of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, the parties hereto hereby agree as follows:

1.  Appointment of Investment Manager

(a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund (the “Board”), to:

(i) Make all investment decisions for the assets of the Fund (the “Fund Assets”) and to manage the investment and reinvestment of the Fund Assets in accordance with the investment objective and policies of the Fund, as such investment objective and policies are amended from time to time by the Board (or with the concurrence of the Fund’s shareholders, in each case in accordance with the requirements of the 1940 Act), and subject always to the restrictions of the Fund’s Certificate of Incorporation and By-Laws, as amended or restated from time to time. Should the Board at any time make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall vote the Fund’s proxies in accordance with the Fund’s proxy voting policies, which may be amended from time to time by the Board and communicated to the Investment Manager. The Investment Manager shall make such reports to the Board concerning such proxy voting as the Board may deem necessary or advisable and as may be required by rules and regulations under the 1940 Act. The Fund acknowledges that no assurance has been or can be provided that the investment objective of the Fund can or will be achieved. The Investment Manager shall take, on behalf of the Fund, all actions that the Investment Manager deems necessary to implement the investment policies of the Fund and to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by the Investment Manager, and in connection therewith, the Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund Assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to seek to use its best efforts to obtain for the Fund the most favorable net results available (“best execution”). In using its best efforts to obtain for the Fund best execution, the Investment Manager shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Fund may communicate to the Investment Manager in writing, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Manager or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable;

(ii) Assist the administrator of the Fund, as requested, in the preparation of the Fund’s periodic financial statements and in the valuation of the Fund Assets and the determination of its liabilities;

(iii) Prepare and make available to the Fund pertinent research and statistical data;

(iv) Maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by administrators, custodians or other agents of the Fund;

(v) Assist in such marketing activities with respect to the Fund as the Fund may reasonably request; and

(vi) Provide the Fund with such other services and advice, consistent with the foregoing, as the Board may reasonably request.

(b) The Investment Manager accepts such appointment and agrees during the term of this Agreement to render such services, to permit any of its managers, members, officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions and to assume the obligations herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(c) The Investment Manager may from time to time, in its discretion and with the approval of the Board, delegate certain of its responsibilities under this Agreement in respect of any Fund to APS Asset Management Pte Ltd (the “Sub-Adviser”), which is registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of employing the Sub-Adviser and of the Sub-Adviser itself are borne by the Investment Manager or the Sub-Adviser and not by the Fund. Notwithstanding any such delegation, the Investment Manager shall remain responsible and liable to the Fund for the acts and omissions of the Sub Adviser as if any such act or omission were the act or omission of the Investment Manager. For the avoidance of doubt, the preceding sentence is not intended to alter any rights, claims, or actions the Investment Manager may pursue against the Sub-Adviser.

2.  Compensation

For the services and facilities described in Section 1, the Fund agrees to pay to the Investment Manager, a fee in U.S. dollars in accordance with the schedule set forth as Exhibit A hereto. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

3.  Investment in Fund Stock

The Investment Manager agrees that it will not make a short sale of any shares of the Fund.

4.  Non-Exclusivity of Services

Nothing herein shall be construed as prohibiting the Investment Manager or any of its affiliates from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in Taiwanese or Chinese equity securities, so long as the Investment Manager’s services to the Fund pursuant to this Agreement are not materially impaired thereby, except that, without the prior written consent of the Fund the Investment Manager may not act as the investment adviser or investment manager to any other investment company that is listed on the New York Stock Exchange and that has the same investment strategy as the Fund. The Investment Manager is not obligated to purchase or sell for the Fund any security which the Investment Manager or its affiliates may purchase or sell for their own accounts or the accounts of other clients.

5.  Standard of Care; Indemnification

The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, managers, members, employees, agents, delegees or controlling persons (as defined in the 1940 Act), or other affiliates (each, a ‘‘Performing Party”) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence on the part of the Performing Party in the performance of its duties or by reason of reckless disregard on the part of the Performing Party of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager.

The Fund shall indemnify and hold harmless the Investment Manager, its officers, managers, members, employees, agents, delegees, controlling persons (as defined in the 1940 Act), and other affiliates (each, an “Indemnified Party”) for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims that may be brought against such Indemnified Party in connection with the performance or non-performance of its functions under this Agreement, except for such losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party’s duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party’s obligations and duties under this Agreement.

6.  Allocation of Charges and Expenses

(a) The Investment Manager shall assume and pay for maintaining its staff and personnel and shall at its own expense provide the equipment, office space and facilities necessary to perform its obligations hereunder. The Investment Manager (or the Sub-Adviser, as applicable) shall pay the salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of such of the Fund’s directors who are managers, members, officers or employees of the Investment Manager, the Sub-Adviser or any of their respective affiliates, provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses for an appropriate fraction thereof of directors and officers of the Fund who are managers, members, officers or employees of the Investment Manager or the Sub-Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof, and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

(b) In addition to the fee of the Investment Manager, the Fund shall assume and pay the following expenses: legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings.

7.  Potential Conflicts of Interest

(a) Subject to applicable statutes and regulations, managers, members, officers, employees, agents or owners of the Investment Manager may be interested in the Fund as a director, officer, agent or otherwise.

(b) If the Investment Manager considers the purchase or sale of securities for the Fund and other advisory clients of the Investment Manager at or about the same time, transactions in such securities shall be made for the Fund and such other clients in accordance with the Investment Manager’s trade allocation procedures, as they may be amended from time to time and approved by the Board.

8.  Compliance with FSA requirements

[In order for the Investment Manager to comply with the requirements of the FSA, the Fund and the Investment Manager have executed a Terms of Business Letter, as such term is defined under the FSA rules.] The Terms of Business Letter will serve as the Fund’s acknowledgement that the Investment Manager has made to the Fund certain prescribed disclosures as required by the FSA.

9.  Duration and Termination

(a) This Agreement shall be effective for a period of two (2) years from the date hereof and shall continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) a majority of the members of the Board who are neither parties to this Agreement nor interested persons of the Fund, the Investment Manager, the Sub-Adviser or of any entity .regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) separately by the Board (all directors voting) or by vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement may nevertheless be terminated at any time, without payment of penalty, by the Investment Manager or by the Fund acting pursuant to a vote of the Board or by vote of a majority of the Fund’s outstanding securities upon sixty (60) days’ written notice. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction that does not, in accordance with the 1940 Act and applicable rules thereunder, result in a change of actual control or management of the Investment Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement. This Agreement shall automatically be terminated if the Investment Manager ceases to be authorized and regulated by the FSA or any successor organization. In addition, this Agreement shall be terminated upon proper notice if the Investment Manager is required to terminate the Agreement on the FSA’s instructions.

(c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination or (ii) extinguish the Investment Manager’s right of indemnification under Section 5.

As used herein, the terms “interested person,” “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

10.  Amendment

This Agreement may be amended by mutual agreement, provided that if required by the 1940 Act or other applicable law any such amendment shall only become effective after the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund and (ii) a majority of the members of the Board who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

11.  Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

12.  Notices

Any communication hereunder must be in writing and must be made by letter, telex or facsimile. Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen (15) days’ notice to the other specified another address) be made or delivered to that other person at the following relevant address:

If to the Investment Manager:

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh
EH1 2ES

Attention: Jamie Skinner
Telephone No.: +44 131 479 5854 / +44 782 597 1438
Facsimile No.: +44 131 222 2553

With copies to:

Ropes & Gray
Prudential Tower
Boston, MA 02199-3600
Attention: George Braxton Raine
Telephone No.: 617 951 7000
Facsimile No.: 617 951 7050

If to the Fund:

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
P.O. Box 5409
2 Avenue de Lafayette, Boston, MA 02206-5409
Attention: Tracie A. Coop, Secretary
Telephone No.: 617-662-1118
Facsimile No.: 617-662-3805

With copies to:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131
Attention: Leonard Mackey, Esq.
Telephone No.: (212) 878-8000
Facsimile No.: (212) 878-8375

and shall, if made by letter, be deemed to have been received when delivered by hand or if sent by mail within ten (10) days if the letter is sent by first class mail, and shall, if sent by facsimile, be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the facsimile number of the recipient and provided that a hard copy of the notice so served by facsimile is posted that same day as the notice was served by electronic means.

13.  Jurisdiction

Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, to its address as set forth in this Agreement.

14.  Representation and Warranty of the Investment Manner

The Investment Manager represents and warrants that it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940 and duly licensed by the FSA and that it will use its reasonable efforts to maintain effective such registration and license during the term of this Agreement.

15.  Representation and Warranty of the Fund

The Fund represents and warrants that it has full legal right to enter into this Agreement and to perform the obligations hereunder and that it has obtained all necessary consents and approvals to enter into this Agreement.

16.  Provision of Certain Information by the Fund

The Fund shall furnish the Investment Manager with copies of the Fund’s Certificate of Incorporation, By-Laws and Registration Statement on Form N-2, as amended or restated from time to time, any press releases made by the Fund and any reports made by the Fund to its shareholders, as soon as practicable after such documents become available. The Fund shall furnish the Investment Manager with any further documents, materials or information that the Investment Manager may reasonably request to enable it to perform its duties pursuant to this Agreement.

17.  Press Releases, Reports, Other Disclosures

Any reports, press releases or other disclosures made by the Fund that contain statements about the management of assets by the Investment Manager shall be subject to the prior approval of the Investment Manager.

18.  Severability

If any provision of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such finding shall not affect the validity or enforceability of the remaining portions of this Agreement.

19.  Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

20.  Captions

The captions in this Agreement are included for convenience of reference only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

The Taiwan Fund, Inc.

By:
  Name:
  Title:

Martin Currie Inc.

By:
  Name:
  Title:

EXHIBIT A

The Investment Manager shall receive a fee for its services under the Agreement, computed daily and payable monthly, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

The net asset value of the Fund Assets shall be determined in the manner provided in the Fund’s Registration Statement on Form N-2.

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this            day of           , 20     , by and between Martin Currie, Inc., a company incorporated in New York (the “Adviser”), and APS Asset Management Pte Ltd, a company organized in the jurisdiction of Singapore (the “Sub-adviser”).

WHEREAS, the Adviser serves as investment adviser to The Taiwan Fund, Inc. (the “Fund”), a closed-end, non-diversified management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), shares of common stock of which are traded on the New York Stock Exchange (the “NYSE”); and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund, as amended from time to time;

WHEREAS, the Adviser manages the assets covered hereunder pursuant to an Investment Advisory and Management Agreement dated of even date herewith (the “Management Agreement”); and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering investment advisory services to other pooled investment vehicles and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follow:

1.  Appointment of the Sub-adviser.  The Adviser hereby employs the Sub-adviser to make all investment decisions for the assets of the Fund (the “Managed Assets”) and to manage the investment and reinvestment of the Managed Assets, subject to the control and direction of the Fund’s Board of Directors (the “Board”) and the Adviser, for the period and on the terms hereinafter set forth.

The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser or the Fund in any way. The Sub-adviser may execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Fund.

2.  Adviser’s Representations, Warranties and Undertakings.

a. The Adviser represents and warrants on a continuing basis that:

(i) the Adviser is a registered investment adviser under the Advisers Act and has full power and authority to appoint the Sub-adviser on the terms contained herein.

(ii) The execution of this Agreement and the consummation of the transactions contemplated by it are within the Adviser’s powers, have been duly authorized by all necessary action on the Adviser’s part and will not violate any other agreement to which the Adviser is a party or by which it is bound, nor any rule, law, regulation or order to which the Adviser is subject, nor any provision of the Adviser’s constitutional documents.

(iii) Any information provided by the Adviser to the Sub-adviser in relation to this Agreement is true, accurate and complete in all material respects.

b. The Adviser undertakes:

(i) To promptly arrange or facilitate the execution or production of any documents reasonably deemed necessary by the Sub-adviser to further the Sub-adviser’s performance of its obligations and to carry out or facilitate any transactions effected in accordance with this Agreement and to notify the Sub-adviser as soon as reasonably practicable that any delay or failure to deliver such documents is envisaged by the Adviser.

(ii) To provide the Sub-adviser with such evidence of identity as may be reasonably requested by the Sub-adviser to fulfil all its duties and obligations under applicable anti-money laundering legislation, rules, regulations or guidance.

(iii) Not to suffer or cause any liens or charges over the assets of the Fund to arise from acts or omissions of the Adviser throughout the term of this Agreement.

(iv) To provide the Sub-adviser promptly with any relevant information that the Sub-adviser may reasonably request from time to time in order to fulfil its legal, regulatory, official or contractual obligations under this Agreement.

(v) To notify the Sub-adviser promptly if there is any material change in any relevant information which the Adviser has provided to the Sub-adviser and to promptly provide such additional details and other relevant information that the Sub-adviser may reasonably request (provided always that the provision of information is not prohibited under any applicable law or regulation).

3.  Sub-adviser’s Representations, Warranties and Undertakings.

a. The Sub-adviser represents and warrants on a continuing basis that:

(i) the Sub-adviser is a registered investment adviser under the Advisers Act, has all necessary licenses, registrations or authorizations necessary for it to conduct its business under the laws and regulations of Singapore and has full power to enter into this Agreement on the terms contained herein.

(ii) The execution of this Agreement and the consummation of the transactions contemplated by the Sub-adviser are within the Sub-adviser’s powers, have been duly authorized by all necessary action on the Sub-adviser’s part and will not violate any agreement to which the Sub-adviser is a party or by which the Sub-adviser is bound nor any rule, law, regulation or order to which the Sub-adviser is subject, nor any provision of the Sub-adviser’s constitutional documents.

b. The Sub-adviser undertakes:

(i) To promptly arrange or facilitate the execution or production of any documents reasonably deemed necessary by the Adviser to further the Adviser’s performance of its obligations or required by the Adviser to assist the Sub-adviser to carry out its obligations and to carry out or facilitate any transactions effected in accordance with this Agreement and to notify the Adviser as soon as reasonably practicable if any delay or failure to deliver such documents is envisaged by the Sub-adviser.

(ii) Not to suffer or cause any liens or charges over the assets of the Fund to arise from the Sub-adviser’s acts or omissions throughout the term of this Agreement.

(iii) To provide the Adviser promptly with any relevant information that the Adviser may reasonably request from time to time in order to fulfill its legal, regulatory, official or contractual obligations.

(iv) To notify the Adviser promptly if there is any material change in any relevant information which the Sub-adviser has provided to the Adviser and to promptly provide such additional details and other relevant information that the Adviser may reasonably request (provided always that the provision of information is not prohibited under any applicable law or regulation).

4.  Obligations of Services to be Provided by the Sub-adviser.  The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. Except as otherwise provided herein, the Sub-adviser shall manage the investment and reinvestment of the Managed Assets, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective, policies and restrictions of the Fund set forth in the Fund’s Prospectus, as such investment objectives and policies are amended from time to time by the Board, the Fund’s Certificate of Incorporation and the Fund’s By-Laws as from time to time in effect (the “Governing Documents”), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) any written instructions which the Adviser or the Board may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board as from time to time in effect (the “Procedures”). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto, as well as any press releases issued by the Fund that the Adviser deems relevant to the Sub-adviser’s fulfillment of its obligations hereunder. Subject to and in pursuance of the foregoing, the Sub-adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the Managed Assets, and make all determinations with respect to the purchase and sale of portfolio securities in respect of the Managed Assets and to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it. The Sub-adviser shall render such reports to the Board and the Adviser as they may deem necessary or advisable concerning the investment activities of the Fund. The Sub-adviser shall vote the Fund’s proxies in connection with the Managed Assets in accordance with the Fund’s proxy voting policies as in effect from time to time and as may be required by rules and regulations under the 1940 Act. The Sub-adviser shall make such reports to the Adviser and the Board concerning such proxy voting as the Adviser and the Board may deem necessary or advisable. Unless otherwise determined by the Board or the Adviser and notified to the Sub-adviser, the Sub-adviser shall have the responsibility to exercise or procure the exercise of any rights of the Fund with respect to any class action proceedings or other legal action concerning investments of the Managed Assets.

b. By and in connection with its obligations set forth above, the Sub-adviser is authorized as agent of the Fund to give instructions to the custodians from time to time of the Managed Assets as to deliveries of securities and payments of cash for the account of the Fund, and shall:

(i) Identify to the Adviser regulatory and other governmental requirements applicable to the Fund in connection with the Sub-adviser’s investment program, but only in so far as its duties as a professional investment manager so require;

(ii) Provide information to the Adviser regarding corporate actions, repatriation restrictions, currency restrictions and other matters of which the Sub-adviser is aware as may be requested by the Fund;

(iii) In connection with the selection of such brokers or dealers and the placing of such orders, seek to use its best efforts to obtain for the Fund the most favorable net results available (“best execution”). In using its best efforts to obtain for the Fund best execution, the Sub-adviser shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transaction. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)) provided by that broker-dealer. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms either of that particular transaction or in terms of the Sub-adviser’s overall responsibilities with respect to the accounts over which the Sub-adviser exercises investment discretion; and

(iv) Prepare and make available to the Fund pertinent research and statistical data;

c. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement. The following expenses shall not be assumed by the Sub-adviser, as they are a contractual obligation of the Fund under the Management Agreement: legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; NYSE listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, sub-custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be expressly provided otherwise in the Management Agreement; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other third-party costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholders’ and other meetings. The Sub-adviser shall pay the salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of such of the Fund’s directors who are managers, members, officers or employees of the Sub-Adviser or any of its affiliates, provided, however, that the Fund, and not the Sub-adviser, shall bear travel expenses for an appropriate fraction thereof of directors and officers of the Fund who are managers, members, officers or employees of the Sub-adviser to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof, and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

d. The Sub-adviser (i) will continue to be registered as an investment adviser under the Advisers Act, and to be licensed, registered or authorized under the laws and regulations of Singapore, for so long as this Agreement remains in effect; (ii) will not be prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) will have appointed a Chief Compliance

Officer under Rule 206(4)-7 under the Advisers Act; (iv) will have adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and, with respect to its services for the Fund, to prevent violations of applicable U.S. federal securities laws from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser and the Board of any material violations; (v) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Agreement; (vii) will promptly notify the Adviser of the occurrence of any event that would disqualify Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) will maintain adequate fidelity bond and general liability insurance with respect to its activities on behalf of the Fund. The Sub-adviser further agrees to provide reasonable evidence of its compliance with any of the foregoing.

e. The Sub-adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-adviser shall certify to the Adviser and the Board that the Sub-adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of Sub-adviser’s code of ethics or, if such a violation has occurred, information about such violation and any action taken in response to such violation.

f. The Sub-adviser will provide the Adviser and the Fund with a copy of its Form ADV Part 2 and promptly furnish a copy of all amendments thereto to the Adviser and the Fund, to the extent not publicly available.

g. The Sub-adviser will promptly notify the Adviser of any changes in its managing members or in the key personnel who are either the portfolio manager(s) responsible for the Fund or the Sub-adviser’s Chief Executive Officer or President (or any individual serving in an equivalent capacity), or if there is otherwise an actual or expected change in control or management of Sub-adviser.

h. The Sub-adviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or the Adviser, or any of their respective affiliates in offering, marketing, or other promotional materials without the prior written consent of the Fund or the Adviser, respectively.

i. The Sub-adviser (A) shall maintain such books and records as are required by law, including without limitation the 1940 Act and the Advisers Act, and the rules and regulations thereunder, to the extent that such books and records are not maintained or furnished by the Adviser or by administrators, custodians or other agents of the Fund, (B) shall render to the Board such periodic and special reports as the Board or the Adviser may reasonably request in writing, and (C) shall meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-adviser’s performance under this Agreement at reasonable times and upon reasonable advance written notice. All such books and records shall be the property of the Fund, and the Sub-adviser will surrender promptly to the Fund any of such records upon the Fund’s request (provided that the Sub-adviser may retain a copy of such records) and shall make all such books and records available for inspection and use by the SEC, the Fund, the Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

On each Business Day, the Sub-adviser shall provide to the Fund’s custodians and the Fund’s administrators information relating to all transactions concerning the Fund’s assets and shall provide the Adviser with such other information as the Adviser may request.

j. The Sub-adviser shall timely provide to the Adviser and the Fund all information and documentation they may reasonably request as necessary or appropriate in connection with the compliance by them or either of them with the requirements of any applicable law, including, without limitation, (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Managed Assets, including the relevant market conditions and the investment techniques and strategies used, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) additional certifications related to the Sub-adviser’s management of the Fund in order to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a quarterly sub-certification with respect to compliance matters related to the Sub-adviser and the Sub-adviser’s management of the Fund, in a format reasonably requested by the Adviser or the Fund, as it may be amended from time to time; and (iii) an annual certification from the Sub-adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Sub-adviser’s compliance program, in a format reasonably requested by the Adviser or the Fund.

k. The Sub-adviser shall assist the administrators of the Fund, as requested by the Adviser or the Fund, in the preparation of the Fund’s periodic financial statements and in the valuation of the Managed Assets and the determination of its liabilities.

l. The Sub-adviser shall ensure that all trading activity it conducts or oversees for the Fund is subject to and complies with relevant law and relevant rules, regulations, customs and usages from time to time in force in the exchange or market where each trade is executed. Further the Sub-adviser shall provide written details (including but not limited to the investment rationale) of any trade to the Adviser promptly upon request by the Adviser including all such reasonable assistance with follow up inquiries.

m. Provide the Fund with such other services and advice, consistent with the foregoing, as the Adviser may reasonably request. The Sub-adviser shall assist in such marketing activities with respect to the Fund as the Fund or the Adviser requires in order to satisfy the Adviser’s obligations under Section 1 (a) (v) of the Management Agreement, including but not limited to making best efforts to ensure that the Fund’s portfolio manager(s) and other representatives of the Sub-adviser are available to meet or communicate with the Fund’s stockholders.

5.  Excluded Obligations.  The Sub-adviser will not be responsible for the following duties except as expressly provided herein or as may be otherwise agreed in writing between the parties (and, if legally required, approved by the Board and/or the shareholders of the Fund):

a. all performance reporting and attribution;

b. client relationship management which includes but is not limited to organizing regular and ad-hoc meetings with the Board of the Fund as may be required. Unless otherwise agreed in writing between the parties, all communications from the Sub-adviser to the Fund is to be made in consultation with the Adviser. The Sub-adviser will not, and will procure that its associates and affiliates will not, contact, by any means, the Board without prior consultation with the Adviser. For avoidance of doubt, the Sub-adviser will be required to provide, to the extent requested by the Board, its representatives to report (by telephone or in person) to the Board on the Fund’s performance and the Sub-adviser’s strategy for management of the Managed Assets);

c. other than as where specified in the service level agreement entered into by the parties on 10 November 2011, as may be amended or restated from time to time (the “SLA”), liaising with the Fund with respect to its cash flow requirements (such as, requests to raise cash and pay dividends and rebates), and the Adviser shall issue directions to the Sub-adviser and/or its affiliates accordingly;

d. dealing with the client relationship aspects of any transitions relating to the Fund, including the Fund’s exits from investments and amendments to investment objectives or restrictions. The Sub-adviser shall provide such assistance as is reasonably required by the Adviser to enable it to effectively manage the communication of such transitions provided that the Adviser shall consult with the Sub-adviser with respect to such relevant transitions where it is reasonable and practicable to do so; and

e. all client facing aspects of reporting to the Board, except with respect to reports specifically requested by the Board from the Sub-adviser. In performing this role, the relevant member[s] of the Adviser and/or its affiliates will rely on data provided by the Sub-adviser, and the Sub-adviser shall provide such assistance and information as is reasonably required by the Adviser to enable the provision of the necessary reports.

6.  Investment in Fund Stock.  The Sub-adviser agrees that it will not make a short sale of any shares of the Fund.

7.  Compensation of the Sub-adviser.  For the services and facilities described herein, the Adviser agrees to pay in United States dollars to the Sub-adviser a fee in accordance with the schedule set forth as Schedule A hereto. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

8.  Other Activities of the Sub-adviser.  The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired, except that, without the prior written consent of the Adviser and the Fund, the Sub-adviser may not act as the investment adviser or investment manager to any other investment company that is listed on the NYSE and that has the same investment strategy as the Fund. Without limiting any fiduciary duty or similar obligation of the Sub-adviser to the Fund, if the Sub-adviser considers the purchase or sale of investments for the Fund and/or other advisory clients of the Sub-adviser, transactions in such investments will be made for the Fund and/or such other clients in accordance with the Sub-adviser’s allocation procedures for such investments, as may be amended from time to time and approved by the Board of Directors of the Fund.

9.  Potential Conflicts of Interest.  No Fund assets may be invested in or with or lent to the Sub-adviser or any associate or affiliate of the Sub-adviser without the prior written consent of the Adviser and, to the extent legally required, the Board. Such consent shall not operate so as to remove the responsibilities and obligations of the Sub-adviser to ensure that each investment is in accordance with the restrictions set forth in the Governing Documents.

The Sub-adviser shall provide the Adviser with at least seven (7) Business Days’ prior written notice before entering into any commission sharing agreements on behalf of the Fund. Notwithstanding the foregoing, the Sub-adviser shall satisfy itself that such arrangements are not in breach of restrictions set forth in the Governing Documents, or any applicable law, regulation, rules or policies.

Other than the fees set forth in Schedule A, the Sub-adviser shall not provide to or accept from any third party any fee, commission, or any non-monetary benefit in relation to the services provided under this Agreement. At no time shall the Sub-adviser invest any of the Fund assets other than on an arm’s length basis. The Fund may not be invested with schemes managed by the Sub-adviser (or any associate of the Sub-adviser) on behalf of other persons without obtaining the prior written consent of the Adviser and the Fund.

The Sub-adviser may not cause the Fund to sell assets to or acquire assets from any fund or third party client managed by the Sub-adviser or any of its associates or affiliates without obtaining the prior written consent of the Adviser and the Fund.

The Sub-adviser will ensure that any transactions which may involve a potential conflict of interest are promptly notified to the Adviser for prior approval by the Adviser and the Board with all relevant information. The Adviser shall after due consideration and in consultation with the Board of Directors of the Fund, notify the Sub-adviser whether to proceed with such transaction or not. If the Adviser notifies the Sub-adviser to proceed, the Sub-adviser will ensure that any such transaction is effected on terms which are not materially less favorable to the Fund than if the potential conflict had not existed, subject to any applicable law, regulation, rules or policies.

The Sub-adviser upon request (but no more frequently than on a quarterly basis) shall provide the Adviser with written reports setting out in appropriate detail (i) the amounts of brokerage and commissions charged in respect of dealings with securities relating to all clients of the Sub-adviser, including the Fund, and to include in the report particulars of the persons who charged those amounts and (ii) its soft dollar practices. Where a report is prepared under this paragraph, the Sub-adviser shall be entitled to protect the identity of its other clients, as required under applicable law, regulation or rules.

10.  Adviser Access; Compliance with FSA and Other Regulatory Requirements.  The Adviser and the Fund, their employees, and their agents (including but not limited to their auditors and legal advisers) shall, on reasonable notice, be entitled to examine all books and records and all relevant documents relating to the Fund kept by the Sub-adviser and at its own cost, take copies where necessary.

The Sub-adviser shall also provide the Adviser and the Fund, their employees, their auditors, legal advisers and their agents promptly with all such reasonable assistance and access to the relevant Sub-adviser personnel as may be requested by the Adviser or the Fund to answer questions regarding the provision of the services under this Agreement.

Either of the Adviser or the Fund may, on reasonable notice and at its cost, conduct an on site inspection from time to time of the Sub-adviser in order to assess its performance and ability to continue to meet its obligations under this Agreement. This may include attending the offices of the Sub-adviser, obtaining relevant documentation, and reviewing systems and operational procedures of the Sub-adviser.

The rights under the foregoing paragraphs of this Paragraph 10 extend to the Adviser being entitled to require the Sub-adviser to permit the Financial Services Authority of the United Kingdom (the “FSA”) and any other competent regulatory body access to the offices of the Sub-adviser and to the books, records and documents referred to in this Paragraph 10. Any visit by the FSA shall be subject to the Memorandum of Understanding (defined below).

Subject to the Memorandum of Understanding between the FSA and the Monetary Authority of Singapore dated 7 October 2005 (the “Memorandum of Understanding”), upon written authorization from the Adviser, the Sub-adviser shall promptly provide the FSA and any other competent regulatory body with any information relating to the services provided under this Agreement as the FSA and any other competent regulatory body may request in writing for the purposes of carrying out its supervision of the Adviser in respect of the Adviser’s authorization by the FSA or, as applicable, any other competent regulatory body.

Subject to the Memorandum of Understanding, upon written direction by the Adviser, the Sub-adviser shall promptly forward to such address in the United Kingdom as the Adviser may specify in writing to the Sub-adviser all such information as the Adviser may request in writing to enable the Adviser to meet its obligations under the FSA rules or, as applicable other rules in respect of the services to be provided by the Sub-adviser to the Adviser under this Agreement, provided always disclosure of such information by the Sub-adviser will not cause the Sub-adviser to breach its confidentiality obligations under any rules. The Sub-adviser confirms that the right enforceable by the Adviser under this Paragraph 10 may additionally be enforced by the FSA or, as applicable, any other competent regulatory body such that the information which is the subject of the right under this Paragraph 10 may be requested in writing by the FSA or, as applicable, any other competent regulatory body to be forwarded by the Sub-adviser to the FSA or, as applicable, any other competent regulatory body, and the Sub-adviser confirms that it shall, simultaneously with forwarding such information to the FSA or, as applicable, any other competent regulatory body, forward a copy thereof to the Adviser, marked for the attention of the Adviser’s Chief Compliance Officer, provided always disclosure of such information by the Sub-adviser will not cause the Sub-adviser to breach its confidentiality obligations under any rules.

11.  Anti-Corruption.  Each party undertakes to the other party that:

(a) it will not, and will procure that its affiliates will not, in the course of the carrying on the business contemplated in this Agreement, engage in any activity, practice or conduct which would constitute an offence under sections 1, 2 or 6 of the U.K. Bribery Act 2010 or equivalent or similar legislation in other relevant jurisdictions;

(b) it has and will maintain in place, and will procure that its affiliates have and will maintain in place, adequate procedures designed to prevent any associated person from undertaking any conduct that would give rise to an offense under section 7 of the U.K. Bribery Act 2010 and, to the extent applicable, equivalent or similar legislation in other relevant jurisdictions; and

(c) from time to time, at the reasonable request of the other party, it will confirm in writing that it has complied with its undertakings hereunder and will provide any information reasonably requested by the other party in support of such compliance.

Breach of any of the undertakings in this Paragraph 11 shall be deemed to be a material breach for any other purpose under this Agreement.

12.  Liability of the Sub-adviser; Standard of Care.  Absent willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Fund may have under any federal or state securities laws. Any person, even though also employed by the Sub-adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Sub-adviser. In no event will the Sub-adviser have any responsibility under this Agreement for any portion of the Fund other than the Managed Assets or for the acts or omissions of any other adviser or sub-adviser of the Fund. In particular, the Sub-adviser shall have no responsibility for the Fund’s being in violation of any applicable law or regulation or investment policy or restriction or instruction applicable to the Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), if the Fund’s holding of the Managed Assets would not be deemed to be such a violation or if the Fund would not fail to qualify if the Managed Assets were deemed a separate series of the Fund or a separate “regulated investment company” under the Code.

13.  Indemnification by the Sub-adviser.  The Sub-adviser hereby agrees to indemnify and hold harmless the Fund and the Adviser and their respective officers, directors, employees, agents, shareholders, controlling persons or other affiliates against any and all losses, costs and expenses resulting from the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-adviser or any of its officers, directors, employees, affiliates or agents.

14.  Indemnification by the Adviser.  Provided that the conduct of the Sub-adviser, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an “Indemnified Party”) is consistent with the standard of care described in Paragraph 12 of this Agreement, The Adviser agrees to indemnify and hold harmless the Indemnified Parties for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance of its functions under this Agreement, resulting from the willful misfeasance, bad faith or negligence of the Adviser.

15.  Renewal, Termination and Amendment.  This Agreement shall be effective for a period of two (2) years from the date hereof and shall continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) a majority of the members of the Board who are neither parties to this Agreement nor interested persons of the Fund, the Adviser, the Sub-adviser or of any entity .regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Adviser or the Sub-adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) separately by the Board (all directors voting) or by vote of a majority of the Fund’s outstanding voting securities.

This Agreement may be terminated at any time without payment of any penalty, by the Adviser, the Board, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement may also be terminated, without the payment of any penalty, by the Adviser (i) upon material breach by the Sub-adviser of any representations and warranties set forth in this Agreement, if such breach has not been cured within seven days after written notice of such breach or (ii) immediately if, in the reasonable judgment of the Adviser, the Sub-adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as the insolvency of the Sub-adviser, the termination, resignation or other loss of a key portfolio manager, or other circumstances that the Adviser determines could adversely affect the Fund. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act and the regulations thereunder.

In the event of a termination of this Agreement, those paragraphs of the Agreement which govern the conduct of the parties’ future interactions with respect to the Sub-adviser having provided investment advisory services to the Fund for the duration of the Agreement, including, but not limited to, paragraphs 4(i), 12, 13, 14, 15, 16, 17, 18, 19, 20 and 21 shall survive the termination of the Agreement.

This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities.

16.  Confidentiality and Data Protection.  “Confidential Information” includes (without limitation): (i) any information or recommendation supplied by one party (“Disclosing Party”), which is not otherwise in the public domain or previously known to the other party (“Recipient”) in connection with the performance of the Disclosing Party’s obligations hereunder, (ii) details of Disclosing Party’s investment discretion (iii) details of holdings and transactions, (iv) details of the calculation of Disclosing Party’s fees, (v) details of the internal business operations, investment processes, business plans and business strategy of Disclosing Party, (vi) details obtained from third parties to whom Disclosing Party owes a duty of confidence, including the Fund, (viii) information relating to other clients of the Disclosing Party, (ix) personal information relating to Disclosing Party’s staff and, (x) details of soft commission and bundling arrangements.

Unless prior written approval has been obtained from the Disclosing Party, the Recipient will not disclose Disclosing Party’s Confidential Information, either before or after the termination of this Agreement, to any party not authorized by Disclosing Party to receive the same. This obligation shall not apply to Disclosing Party’s Confidential Information which Recipient discloses to the Fund, or is bound to disclose by law or regulation, or which is requested by competent regulatory or fiscal authorities or court of competent jurisdiction or which is confidentially disclosed to the Recipient’s advisers, where reasonably necessary for the performance of their professional services.

Each party acknowledges that the other party’s Confidential Information is the exclusive property of the other party, is not within the public domain and is protected by copyright and other intellectual property rights. Each party therefore further agrees not to use or permit the use of the other party’s Confidential Information:

(a) for any illegal purpose or otherwise than in compliance with applicable rules, law or regulation.

(b) for the purpose of creating (whether by itself, in conjunction with or by or through any third party) any financial product or service in competition with the other party (i) which seeks to match the performance of; or (ii) whose capital and/or income value is related to; the other party’s Confidential Information, the Fund or the performance of the Fund.

(c) which generally exploits the other party’s Confidential Information to benefit the Sub-adviser or a third party other than by the other party’s performance of its obligations hereunder.

Each party will not do or suffer any act which reasonably would or might prejudice or bring into disrepute the business reputation of the other. The provision set out in this paragraph shall not prejudice the parties’ ability to enforce their legal rights including but not limited to under contract and tort.

Neither party is obliged to disclose to the other party or to take into consideration information which if disclosed to the other party would or might be a breach of duty or confidence to any other person.

The Sub-adviser, and where relevant the Fund’s custodians, will act as data controllers (and in certain circumstances, data processors) within the meaning of the United Kingdom Data Protection Act 1998 (the

“Data Protection Act”). The Adviser hereby consents to the processing and use by the Sub-adviser, and where relevant the Fund’s custodians, and its (or their) agents and associates or affiliates of any personal data (as defined in the Data Protection Act) given by the Adviser under this Agreement for the provision of services to the Adviser and / or the Fund, which may include the transfer of such data out of the European Economic Area (as defined in the Data Protection Act). Such data may also be used by the Sub-adviser and its agents and associates or affiliates to update the Adviser’s records.

Both parties acknowledge and agree that damages would not be an adequate remedy for any breach of this Paragraph 16 and that accordingly in addition to any other remedies that may be available to, the parties shall be entitled (but not limited) to seek interdict, injunctive or other equitable relief restraining the other from breaching this Paragraph 16.

17.  Sub-adviser Insurance.  The Sub-adviser, its affiliates and associates involved in the carrying out of obligations under this Agreement have, and will maintain in full force, with a reputable insurance carrier fidelity, professional indemnity and all risk losses insurance with an adequate level of coverage (taking into account the activities of the Sub-adviser and its affiliates and associates). The Sub-adviser will upon request promptly provide the Adviser and the Fund with written evidence of such insurances (including the levels of cover provided) and shall notify the Adviser and the Fund as soon as reasonably practicable of any material changes in such insurances or any failure to maintain such insurances in full force.

18.  Third-Party Beneficiaries.  The Fund is hereby expressly made a third-party beneficiary under this Agreement, and it shall be entitled to enforce this Agreement against the Sub-adviser, and to bring an action against the Sub-adviser in respect of any failure to perform its obligations under this Agreement as if the Fund were a party hereto, and the Sub-adviser expressly consents to the foregoing. Except as provided in the preceding sentence, neither the Adviser nor Sub-adviser intends for this Agreement to benefit any third-party not expressly named in this Agreement.

19.  Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

20.  Governing Law.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to conflicts of laws rules.

21.  Miscellaneous.  Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

22.  Notices.  Any notices hereunder shall be in writing and shall be served by hand, or by being sent by facsimile or post or courier to the address for notices set forth below of the party on which it is to be served. Any such notice shall be deemed to have been served at the time of delivery (if delivered by hand) within two hours of the time of receipt of confirmed answerback (if served by facsimile) or at the expiration of two Business Days after posting (if served by post or via courier). Evidence that the notice was properly addressed, stamped and posted shall be conclusive evidence of posting. For the avoidance of doubt, notices may be sent by email to and from the designated contacts noted below (and shall take effect on confirmed receipt) provided always that this is backed up by a fax transmission of such notice within 24 hours.

Adviser

Address for Notices	Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh EH1 2ES

Telephone:	0131 229 5252
Fax:	0131 228 5959
e-mail:	asowerby@martincurrie.com
Attention:

Sub-adviser	APS Asset Management Pte Ltd.
Address for notices	3 Anson Road #23-01 Springleaf Tower Singapore 079909

Telephone:	+65 63338600
Fax:	+65 63338900
e-mail	limmengtat@aps.com.sg / cs@aps.com.sg
Attention:	Mr. Lim Meng Tat, CEO

23.  Dispute Resolution.

(a) Subject to subsection (b) below, in the event of a dispute between the parties relating to their rights and/or obligations, as between them or to one another, under this Agreement, the matter in dispute shall be referred by the Sub-adviser to a senior employee of the Sub-adviser and by the Adviser to a senior employee of the Adviser to resolve. To the extent that the matter has not been resolved by such senior employees within a 10 Business Day-period of the matter being referred to them, the matter shall be referred to a director of each of the Sub-adviser and the Adviser. To the extent that such directors have not been able to resolve the matter within a further 10 Business Days, the matter may be referred by either party to, and finally resolved by, arbitration under the Rules of the London Court of International Arbitration (save that, notwithstanding anything in those Rules of the London Court of International Arbitration, the parties preserve their right to appeal or refer to the English courts on questions of law). The number of arbitrators shall be three (3). The seat of the arbitration shall be London, England and the arbitration proceedings shall be conducted in the English language and the award shall be in English.

(b) In the event a dispute involves a claim, defense, right or other interest asserted by or on behalf of the Fund, each party hereto irrevocably agrees that any suit, action or proceeding shall be subject to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in the Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

Martin Currie, Inc.

By:
  Name:
  Title:

APS Asset Management Pte Ltd

By:
  Name:
  Title:

Schedule A

The Sub-adviser shall receive a fee for its services under this Agreement, computed daily and payable monthly, at the annual rate of 0.50% on the total net assets under management.

The net asset value of the Managed Assets shall be determined in the manner provided in the Fund’s valuation policy, as the same may be amended or revised from time to time.

THE TAIWAN FUND, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on February 23, 2012.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/TWN • Follow the steps outlined on the secured website.

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Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

	01 - Michael F. Holland*	☐	☐	02 - Joe O. Rogers*	☐	☐	03 - Bing Shen*	☐	☐

	04 - M. Christopher Canavan, Jr.*	☐	☐	05 - Anthony Kai Yiu Lo*	☐	☐

*Each to serve as director of The Taiwan Fund, Inc. for the next year or until his successor is elected and qualified.

	For	Against	Abstain

2.
The approval of the proposed Investment Advisory and Management Agreement between the Fund and Martin Currie, Inc. (“Martin Currie”) and the proposed Sub-Advisory Agreement between Martin Currie and APS Asset Management Pte Ltd.
	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — THE TAIWAN FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – FEBRUARY 23, 2012
The undersigned hereby appoints Joe O. Rogers and Tracie A. Coop, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the person(s) signing on the reverse side hereof is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, February 23, 2012 at 10:30 a.m., local time, and at any adjournments thereof, unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the directors named on the reverse side, for the approval of the proposed Investment Advisory and Management Agreement between the Fund and Martin Currie, Inc. (“Martin Currie”) and the proposed Sub-Advisory Agreement between Martin Currie and APS Asset Management Pte Ltd and, in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated January 25, 2012.
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.